Exhibit 10.69

THIRD AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Third Amendment (“Amendment”) is an amendment to the Amended and Restated Employment Agreement dated effective October 1, 2015 by and between Natural Alternatives International, Inc., a Delaware corporation (“Company”), and Mark LeDoux (“Employee”), as subsequently amended September 18, 2020, and July 1, 2021, (the “NAI Employment Agreement”). This Amendment is in connection with a complimentary Employment Agreement between Employee and a wholly owned subsidiary of the Company Natural Alternatives International Europe, a Swiss corporation, ("NAIE" Agreement") whereby NAIE is employing Employee as the Managing Director of NAIE. The NAIE Agreement is effective May 1, 2026. This Amendment is made and entered into effective as of May 1, 2026. Unless otherwise defined herein, capitalized terms shall have the meanings given in the NAI Employment Agreement.

1.	Section 3. b. of the NAI Employment Agreement relating to limitations on the Employee's other business activity is hereby amended only to the extent necessary (if any) to allow for the NAIE Agreement.

2.

In light of the NAIE Agreement, Section 4.a., of the NAI Employment Agreement, is changed so Employee’s base salary, is decreased to Two Hundred Fifty Five Thousand Dollars ($255,000) per year effective May 1, 2026.

3.

Section 5.b. of the NAI Employment Agreement relating to termination of the Employee without cause, is hereby amended only to state Employee's severance payment shall be based on the sum of his base salary at NAI and at NAIE.

4.

 Section 7.c. of the NAI Employment Agreement related to termination of the Employee without cause following a Change in Control, is hereby amended only to state Employee's severance payment shall be based on the sum of his base salary at NAI and at NAIE.

5.	Section 11. of the NAI Employment Agreement relating to competitive activity is hereby amended only to the extent necessary (if any) to allow for the NAIE Agreement.

Except as set forth herein, all other terms and conditions of the NAI Employment Agreement shall remain in full force and effect.

signatures on following page

IN WITNESS WHEREOF, the undersigned have executed this Amendment on March 18, 2026.

EMPLOYEE

/s/ Mark A. LeDoux
Mark A. LeDoux

COMPANY Natural Alternatives International, Inc., a Delaware corporation

/s/ Kenneth E. Wolf
Kenneth E. Wolf, President

2